Exhibit 10.4

EXECUTION VERSION

SECOND AMENDED AND RESTATED RESALE REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED  RESALE  REGISTRATION  RIGHTS AGREEMENT, dated as of March 31, 2025 (this “Agreement”), has been entered into by and among Venus Concept Inc., a Delaware corporation (the “Company”), Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Madryn Parties”).

BACKGROUND

Pursuant to the Exchange Agreement, dated as of May 24, 2024 (the “May 2024 Exchange Agreement”), by and among the Company, Venus Concept USA Inc., a wholly-owned subsidiary of the Company (“Venus USA”), and the Madryn Parties, (i) the Madryn Parties exchanged promissory notes issued by Venus USA for new promissory notes issued by Venus USA and an aggregate of 576,986 shares of Series Y Preferred Stock of the Company (the “May 2024 Preferred Stock”), and (ii) the Company agreed to provide to the Madryn Parties certain resale registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (together, the “Securities Act”), and applicable state securities laws with respect to the May 2024 Shares (as defined below).

Pursuant to the Exchange Agreement, dated as of September 26, 2024 (the “September 2024 Exchange Agreement”), by and among the Company, Venus USA and the Madryn Parties, (i) the Madryn Parties exchanged promissory notes issued by Venus USA for new promissory notes issued by Venus USA and an aggregate of 203,583 shares of Series Y Preferred Stock of the Company (the “September 2024 Preferred Stock”), and (ii) the Company agreed to provide to the Madryn Parties certain resale registration rights under the Securities Act and applicable state securities laws with respect to the September 2024 Shares (as defined below).

Pursuant to the Exchange Agreement, dated as of the date hereof (the “March 2025 Exchange Agreement”), by and among the Company and the Madryn Parties, (i) the Madryn Parties have agreed to exchange secured subordinated convertible notes issued by the Company for new secured subordinated convertible notes issued by the Company and an aggregate of 379,311 shares of Series Y Preferred Stock of the Company (the “March 2025 Preferred Stock”), and (ii) the Company has agreed to provide to the Madryn Parties certain resale registration rights under the Securities Act and applicable state securities laws with respect to the March 2025 Shares (as defined below).

To effectuate the resale registration rights granted by the Company to the Madryn Parties under the May 2024 Exchange Agreement, the Company and the Madryn Parties entered into a Registration Rights Agreement, dated as of May 24, 2024 (the “Initial Agreement”). The Initial Agreement was amended and restated on September 26, 2024 to effectuate the resale registration rights granted by the Company to the Madryn Parties under the September 2024 Exchange Agreement (the “Prior Agreement”). The Company and the Madryn Parties wish to further amend and restate the Prior Agreement to incorporate the resale registration rights granted by the Company to the Madryn Parties under the March 2025 Exchange Agreement, on the terms and conditions set forth in this Agreement.

AGREEMENT

In light of the above, the Prior Agreement is amended and restated as follows:

1.	Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1: “Agreement” has the meaning set forth in the preamble.

“Advice” has the meaning set forth in Section 2(d)(iv).

“Blue Sky” has the meaning set forth in Section 3(l).

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the- counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Claim” has the meaning set forth in Section 5(b).

“Commission” means the Securities and Exchange Commission or any successor agency.

“Commission Guidance” means (i) any publicly available written or oral guidance of the staff of the Commission staff, or any comments, requirements or requests of the Commission staff whether formally or informally or publicly or privately, and (ii) the Securities Act.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning set forth in the preamble.

“Demand Registration Notice” has the meaning set forth in Section 2(e)(i).

“Demand Registration Statement” means each registration statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Offering pursuant to Section 2(e).

“Demand Offering” has the meaning set forth in Section 2(e)(i).

“Demand Offering Holders” has the meaning set forth in Section 2(e)(iv)(1).

“Demanding Notice Holders” has the meaning set forth in Section 2(e)(i).

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to Section 2(a), ninety (90) calendar days after the Filing Deadline in the case of a filing on Form S-3 and one hundred twenty (120) calendar days after the Filing Deadline in the case of a filing on Form S-1.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means the date that is 60 days following the conversion of (a) all of the issued and outstanding May 2024 Preferred Stock into May 2024 Shares, (b) all of the issued and outstanding September 2024 Preferred Stock into September 2024 Shares and (c) all of the issued and outstanding March 2025 Preferred Stock into March 2025 Shares.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Agreement” has the meaning set forth in the preamble.

“Initial Registration Statement” has the meaning set forth in the definition of “Registration Statement.”

“Losses” has the meaning set forth in Section 5(a).

“Madryn” has the meaning set forth in the preamble.

“Madryn Cayman” has the meaning set forth in the preamble.

“Madryn Parties” has the meaning set forth in the preamble.

“Majority Holders” means any one or more Holders holding more than 50% of the Registrable Securities.

“Maximum Successful Underwritten Offering Size” means, with respect to any Underwritten Offering, the maximum number of securities that, in the managing underwriter’s or underwriters’ reasonable good faith opinion, which is provided in writing, may be sold in such Underwritten Offering without adversely affecting the success of such offering.

“March 2025 Exchange Agreement” has the meaning set forth in the preamble.

“March 2025 Preferred Stock” has the meaning set forth in the preamble.

“March 2025 Registrable Securities” means the March 2025 Shares and any shares of capital stock issued or issuable with respect to the March 2025 Shares as a result of any stock split, reverse stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

“March 2025 Shares” means any shares of Common Stock issued or issuable upon conversion of the March 2025 Preferred Stock.

“May 2024 Exchange Agreement” has the meaning set forth in the preamble.

“May 2024 Preferred Stock” has the meaning set forth in the preamble.

“May 2024 Registrable Securities” means the May 2024 Shares and any shares of capital stock issued or issuable with respect to the May 2024 Shares as a result of any stock split, reverse stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

“May 2024 Shares” means any shares of Common Stock issued or issuable upon conversion of the May 2024 Preferred Stock.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “Person” under this Agreement.

“Plan of Distribution” has the meaning set forth in Section 2(a).

“Prior Agreement” has the meaning set forth in the preamble.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means the May 2024 Registrable Securities, the September 2024 Registrable Securities and / or the March 2025 Registrable Securities, as the context requires. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met and the legend restricting further transfer has been removed from the certificate for such securities; or (iii) such securities are no longer outstanding. For the avoidance of doubt, “Registrable Securities” shall not include any May 2024 Shares, September 2024 Shares or March 2025 Shares, or any shares of capital stock issued or issuable with respect to May 2024 Shares, September 2024 Shares or March 2025 Shares, which cannot be registered for resale on a Registration Statement as of the Filing Deadline under applicable
Commission Guidance.

“Registration Default” has the meaning set forth in Section 2(c)(iv).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale of Registrable Securities by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph (the “Initial Registration Statement”) and any additional registration statement or registration statement, if any, that the Company is obligated to file under this Agreement with respect to the Registrable Securities, with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(d)(i).

“Selling Securityholders” has the meaning set forth in Section 3(b).

“September 2024 Exchange Agreement” has the meaning set forth in the preamble.

“September 2024 Preferred Stock” has the meaning set forth in the preamble.

“September 2024 Registrable Securities” means the September 2024 Shares and any shares of capital stock issued or issuable with respect to the September 2024 Shares as a result of any stock split, reverse stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

“September 2024 Shares” means any shares of Common Stock issued or issuable upon conversion of the September 2024 Preferred Stock.\

“Subsequent Form S-3” has the meaning set forth in Section 3(m).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the NYSE American, New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

“Underwritten Offering” shall mean a registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Venus USA” has the meaning set forth in the preamble.

2.	Registration.

(a)	Mandatory Registration.

(i)          On or prior to the Filing Deadline, the Company will prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement will be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration will be on Form S-1, and if for any reason the Company is not then eligible to register for resale the Registrable Securities on Form S-1, then another appropriate form for such purpose) and will contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section, substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and will use its reasonable best efforts to keep the Registration Statement (or a Subsequent Form S-3) continuously effective under the Securities Act until such date when the Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”).

(ii)        Notwithstanding the registration obligations set forth in this Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 (or Form S-1, if Form S- 3 is not available) or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(iii)       Notwithstanding any other provision of this Agreement, if the Commission or any Commission Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used its reasonable best efforts to advocate with the Commission for the registration of a l or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced by reducing or eliminating any securities to be included other than Registrable Securities. In the event of a cutback under this Section 2(a)(iii), the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or Commission Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 (or Form S-1, if Form S-3 is not available) or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(b)        Suspension Periods. Notwithstanding Section 2(a), the Company may, at any time, delay the filing or delay or suspend the effectiveness of a Registration Statement or, without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in the Registration Statement or delay the filing of any amendment or supplement pursuant to Section 3, if the board of directors of the Company has determined and promptly notifies the selling Holders in writing that in its reasonable good faith judgment (i) pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it materially detrimental to the Company to allow continued availability of a Registration Statement or Prospectus or (ii) such registration could reasonably be expected to materially interfere with any material financing, acquisition, corporate reorganization, merger, tender offer or other significant transaction involving the Company (a “Suspension Period”), by providing the selling Holders with written notice of such Suspension Period and the reasons therefor. The Company will use its reasonable best efforts to provide such notice at least ten (10) Business Days prior to the commencement of such a Suspension Period; provided, however, that in any event the Company will provide such notice no later than the commencement of such Suspension Period; provided, further, that in no event will a Suspension Period exceed 30 days and in no event shall the total number of days subject to a Suspension Period during any consecutive 12 -month period exceed 45 days. Any Suspension Period will not be deemed to end until the Holders have received a notice from the Company stating that such Suspension Period has ended.

(c)       Damages. The parties hereto agree that, subject to Section 2(d), the Holders will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that, in such case, it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if:

(i)          the Company does not file a Registration Statement by the Filing Deadline;

(ii)         a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;

(iii)        the Company extends any Suspension Period beyond 45 days during any consecutive 12- month period; or

(iv)       a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, a Registration Statement is not effective for any reason or the Prospectus contained therein is not available for use for any reason, or, other than by reason of a Suspension Period as provided in Section 2(b), will fail to be usable for its intended purpose without such disability being cured within ten (10) Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure or the effectiveness of a Subsequent Form S-3, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c); or (y) the Company fails to satisfy any condition set forth in Rule 144(i)(2) as a result of which any of the Holders are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions) (each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), then in such event as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty (which remedy will not be exclusive of any other remedies available at law or equity), the Company hereby agrees to make pro rata payments to each Holder, subject to Section 2(d), as liquidated damages and not as a penalty, an additional amount equal to 0.5% of the aggregate amount invested by such Holder and sought to be included on the Registration Statement for each 90-day period (or pro rata for any portion thereof) following the occurrence of any Registration Default and shall be increased by 0.5% during each subsequent 90-day period (or pro rata for any portion thereof), provided that in no event shall the additional amount per 90-day period exceed 2.0% and in no event shall the aggregate additional amount due pursuant to this Section 2(c)(iv) exceed 5.0% of the aggregate amount invested by such Holder and sought to be included on the Registration Statement. Such payments shall constitute the Holder’s exclusive monetary remedy for such events, but shall not affect the right of the Holders to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the payments. Such payments shall be made to each Holder in cash. Interest shall accrue at the rate of 1% per month on any such liquidated damages payments that shall not be paid by the due date until such amount is paid in full. Notwithstanding the foregoing, if the Commission informs the Company that all or any portion of the Registrable Securities cannot, as a result of the application of Rule 415 or applicable Commission Guidance, be registered for resale as a secondary offering on a single registration statement, such notice shall not, in and of itself, constitute or serve as the basis for a Registration Default.

(d)         Holders’ Agreements. It will be a condition of each Holder’s rights under this Agreement, and each Holder agrees, as follows:

(i)         Cooperation & Selling Holder Questionnaire. Such Holder will cooperate with the Company by, with reasonable promptness, supplying information and executing documents relating to such selling Holder or the securities of the Company owned by such selling Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations, including but not limited to furnishing to the Company (to the extent not already furnished to the Company) a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company will not be required to include the Registrable Securities of a Holder in a Registration Statement and will not be required to pay any damages under Section 2(c) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the applicable Filing Deadline.

(ii)       Undertakings. Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of FINRA.

(iii)     Shelf Sales. In connection with and as a condition to the Company’s obligations with respect to any shelf Registration Statement, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities under the Registration Statement until the Registration Statement has been declared effective by the Commission and such Holder has provided a written notice to the Company of such proposed sale. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using the Registration Statement.

(iv)       Discontinuance of Sales. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company and the Holders acknowledge and agree that in no way shall this clause limit Holder’s ability to sell securities without using the Registration Statement.

(e)          Demand Registration.

(i)         Right to Demand Registration. Subject to the other provisions of this Section (2)(e), Holders will have the right, exercisable no more than two times, upon written notice satisfying the requirements of Section (2)(e)(ii) (a “Demand Registration Notice”) to the Company by the Majority Holders (such notifying Majority Holders, the “Demanding Notice Holders”), to require the Company to register, under the Securities Act, an offering (a “Demand Offering”) of Registrable Securities in accordance with this Section 2(e).

(ii)       Contents of Demand Registration Notice. Each Demand Registration Notice sent by any Demanding Notice Holder(s) must include the below information. Each Holder agrees to treat as confidential information, its delivery or receipt of any Demand Registration Notice and the information contained therein, including the related Demand Offering.

(1)          the name of, and contact information for, each such Demanding Notice Holder(s) and the number of Registrable Securities held by each such Demanding Notice Holder;

(2)          the number of Registrable Securities that are proposed to be sold by each such Demanding Notice Holder; and

(3)          the desired structure of the Demand Offering, which may include an Underwritten Offering.

(iii)        Participation by Holders Other Than the Demanding Notice Holder(s). If the Company receives a Demand Registration Notice sent by one or more Demanding Notice Holders but not by all Holders, then:

(1)        the Company will, within one (1) Business Day, send a copy of such Demand Registration Notice to each Holder other than such Demanding Notice Holders; and

(2)        subject to Section 2(e)(vi), the Company will use its commercially reasonable efforts to include, in the related Demand Offering, Registrable Securities of any such Holder that has requested such Registrable Securities to be included in such Demand Offering pursuant to a joinder notice, delivered no later than the first (1st) Business Day after the date on which Company sent a copy of such Demand Registration Notice pursuant to Section (1) above.

(iv)        Certain Procedures Relating to Demand Offering.

(1)        Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Registration Notice, the Company will (A) designate a Demand Registration Statement, in accordance with the definition of such term and this Section 2(e), for the Demand Offering; and (B) use its reasonable best efforts to effect such Demand Offering promptly and in accordance with the reasonable requests set forth in such Demand Registration Notice or the reasonable requests of the Holder(s) of a majority of the Registrable Securities included in such Demand Offering (the “Demand Offering Holders”), and cooperate in good faith with the Demand Offering Holders in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Company will not be obligated to effect, or take any actions in respect of, any Demand Offering (i) during a Suspension Period or at any time when the securities proposed to be sold pursuant to such Demand Offering are subject to any lock-up agreement (including pursuant to a prior Demand Offering) that has not been waived or released or (ii) after the Company has already effected one (1) Demand Offering pursuant to this Agreement. The Company will be entitled to rely on the authority of the Demand Offering Holders of any Demand Offering to act on behalf of all Holders that have requested any securities to be included in such Demand Offering.

(2)        Authority of the Demand Offering Holders. The Demand Offering Holders for any Demand Offering will have the following rights with respect to such Demand Offering, which rights, if exercised, will be deemed to have been exercised on behalf of all Holders that have requested any securities to be included in such Demand Offering:

(A)        to determine the structure of the offering, provided such structure is be reasonably acceptable to the Company;

(B)        with respect to any Demand Offering that is structured as an Underwritten Offering, to select the managing underwriters, and any other underwriter, subject to the approval of the Company, which will not be unreasonably withheld or delayed;

(C)       with respect to any Demand Offering that is structured as an Underwritten Offering, to negotiate any related underwriting agreement, including the amount of securities to be sold by the applicable Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of its representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and

(D)        withdraw such Demand Offering by providing notice thereof to the Company.

(v)         Conditions Precedent to Inclusion of a Holder’s Registrable Securities. Notwithstanding anything to the contrary in this Section 2(e), the right of Holder to include any of its Registrable Securities in a Demand Offering will be subject to the following conditions:

(1)       with respect to any Demand Offering that is structured as an Underwritten Offering, the execution and delivery, by such Holder or it is duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the managing underwriters; and

(2)      the provision, by such Holder no later than one (1) Business Day immediately after the request therefor, of any information reasonably requested by the Company or, with respect to any Demand Offering that is structured as an Underwritten Offering, the managing underwriters.

(vi)       Priority of Securities in Demand Offering Structured as Underwritten Offering. If the total number of securities requested to be included in a Demand Offering structured as an Underwritten Offering pursuant to this Section 2(e) exceeds the Maximum Successful Underwritten Offering Size, then:

(1)         the number of securities to be included in such Demand Offering will be reduced to an amount that does not exceed the Maximum Successful Underwritten Offering Size; and

(2)        to effect such reduction, if the number of Registrable Securities of Holders and other Persons that have duly requested such Registrable Securities to be included in such Demand Offering in accordance with this Section 2(e) (or in the case of other Persons, pursuant to “piggyback rights” evidenced by another agreement) exceeds such Maximum Successful Underwritten Offering Size, then the number of Registrable Securities to be included in such Demand Offering will be allocated first to the Holders pro rata based on the total number of Registrable Securities so requested by each such Holder to be included in such Demand Offering and, thereafter to such other Persons.

(vii)       Rule 415. The provisions of Sections 2(a)(ii)-(iii) shall apply to this Section 2(e), mutatis mutandis.

(f)          Piggyback Registrations.

(i)          Right to Piggyback Registration. Without limiting any obligation of the Company, if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the Prospectus contained therein is not available for use, and if Rule 144 is not available with respect to the Registrable Securities, and (ii) the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity or equity-linked securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) calendar days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered (a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering in connection with such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2(f) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(f) shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering by the Company. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. The Company shall not grant piggyback registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Holders set forth in this Section 2(f).

(ii)         Priority of Securities in Underwritten Offerings. Notwithstanding the foregoing, if the total number of securities requested to be included in an Underwritten Offering pursuant to this Section 2(f) exceeds the Maximum Successful Underwritten Offering Size, then: (1) the number of securities to be included in such Underwritten Offering will be reduced to an amount that does not exceed the Maximum Successful Underwritten Offering Size; and (2) to effect such reduction, if the number of Registrable Securities of Holders and other Persons that have duly requested such Registrable Securities to be included in such Underwritten Offering in accordance with this Section 2(f) (or in the case of other Persons, pursuant to “piggyback rights” evidenced by another agreement) exceeds such Maximum Successful Underwritten Offering Size, then the number of Registrable Securities to be included in such Underwritten Offering will be allocated first to such other Persons and thereafter to the Holders pro rata based on the total number of Registrable Securities so requested by each such Holder to be included in such Underwritten Offering.

3.           Registration Procedures. In connection with the Company’s obligations to effect a registration pursuant to Section 2(a), the Company and, as applicable, the Holders, will do the following:

(a)          FINRA Cooperation. The Company and the Holders will cooperate and assist in any filings required to be made with FINRA.

(b)       Right to Review Prior Drafts. Not less than ten (10) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company will furnish to each Holder copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents (together with drafts of the Registration Statement or any related Prospectus or any amendment or supplement thereto) in the form in which the Company proposes to file them, which sections and documents will be subject to the review of each such Holder. Each Holder will provide comments, if any, within five (5) Business Days after the date such materials are provided. The Company will not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented) or otherwise differ in any material respect from the drafts previously received by such Holder. Each Holder whose Registrable Securities are to be sold pursuant to a Demand Offering in accordance with Section 2(e) will be afforded the same rights set forth in this Section 3(b) with respect to any Registration Statement or Prospectus or any amendment or supplement thereto which names such Holder.

(c)        Right to Copies. The Company will furnish to each Holder and the managing underwriters, if any, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders or managing underwriters, as applicable, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)          Notices. The Company will notify each Holder covered by the Registration Statement as promptly as reasonably practicable: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) if, at any time prior to the closing contemplated by the May 2024 Exchange Agreement, the September 2024 Exchange Agreement or the March 2025 Exchange Agreement, as applicable, it becomes aware that the representations and warranties of the Company contained in such agreement cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (F) of the happening of any event which it believes may make any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (G) upon the occurrence of a Suspension Period (items (C) through and including (G) being a “Discontinuance Notice”); and (H) upon the conclusion of a Suspension Period. In addition, during the pendency of any Demand Offering pursuant to Section 2(e), but other than during a Suspension Period, the Company will provide notice to each Holder whose Registrable Securities are to be sold in such offering pursuant to the Registration Statement used in connection with the Demand Offering, which Holders will be afforded the same notice set forth in clauses (A) through (H) of this Section 3(d) relating to such Registration Statement.

(e)         Withdrawal of Suspension Orders. The Company will use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

(f)          Supplements & Amendments. Subject to Sections 2(a) and 2(e), if required by applicable federal securities laws, based on the advice of the Company’s counsel, the Company will prepare a supplement or post- effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that each Holder intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement). Furthermore, subject to a Holder’s compliance with its obligations under Section 2(d)(i), the Company will take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such Holder’s Selling Holder Questionnaire.

(g)       Listing. The Company will use its best efforts to cause all May 2024 Shares, September 2024 Shares and March 2025 Shares that constitute Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if requested by the Holder thereof and, if not so listed, to be approved for listing on the national securities exchange on which the Common Stock is then listed.

(h)       Transfer Agent & Registrar. The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the Effective Date of such Registration Statement.

(i)         Certificates. The Company will cooperate with the Holders to facilitate the timely preparation and delivery of any certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates will be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j)         CUSIPs. The Company, if necessary, will use its reasonable best efforts to provide a CUSIP number for the Registrable Securities, not later than the Effective Date of the Registration Statement.

(k)         Legal Counsel. Holders will have the right to select one legal counsel, at the Company’s reasonable expense pursuant to Section 4, to review any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by the Majority Holders. The Company will reasonably cooperate with such legal counsel’s reasonable requests in performing their obligations under this Agreement.

(l)          Blue Sky. If at any time the Registrable Securities are not “Covered Securities” within the meaning of Rule 146 of the Securities Act, the Company will, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(m)       Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, when such Subsequent Form S-3 has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Form S-3, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(m) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).

4.           Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and counsel pursuant to Section 3(k); (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than the counsel selected pursuant to Section 3(k) and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.           Indemnification.

(a)        Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members and shareholders of each Holder and each Person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose) or (2) resulted from the use by any Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)       Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of such controlling Person, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement or Prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement or Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose) or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of any selling Holder hereunder be greater in amount than the do lar amount of the net proceeds received by any such selling Holder upon the sale of the Registrable Securities under the Registration Statement giving rise to such indemnification obligation.

(c)        Conduct of Indemnification Proceedings. In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure . Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Claim, all the parties hereto shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)        Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.           Miscellaneous.

(a)         Notices. All notices or other communications hereunder will be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which will initially be:

(i)           in the case of the Company:

Venus Concept Inc.
235 Yorkland Blvd., Suite 900
Toronto, Ontario, Canada M2J
4Y8
Attn: Chief Legal Officer & Head of Strategy & Operations
Email:

With a copy to:

Dorsey & Whitney LLP
TD Bank Tower
66 Wellington Street West, Suite 3400
Toronto, ON M5K 1E6
Attn: Richard Raymer
Email:

(ii)         in the case of each Madryn Party, to the address described on their respective signature page to the March 2025 Exchange Agreement.

Notices to Holders shall be provided to the address specified on such Holder’s Selling Holder Questionnaire. All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three (3) Business Days after mailing (five (5) Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one (1) Business Day after dispatch (two (2) Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, will be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

(b)         Governing Law; Jurisdiction; Jury Trial; Etc.. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(c)          Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

(d)    Entire Agreement; Amendment and Restatement. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Without limiting the generality of the foregoing, the Prior Agreement is hereby amended in its entirety and restated as set forth herein, and all provisions of, rights granted and covenants made in the Prior Agreement are hereby superseded in their entirety.

(e)        Amendments. This Agreement may be amended, altered or modified only by a writing signed by the Company and the Majority Holders.

(f)         Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(g)       Third-Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary, except with respect to the Holders.

(h)         Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

(i)          Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(j)         Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

(k)        Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any Person hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(l)          Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

(m)       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank, Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Resale Registration Rights Agreement as of the date first written above

VENUS CONCEPT INC.

By:	/s/Rajiv De Silva
Name: Rajiv De Silva
Title: Chief Executive Officer

[Second Amended and Restated Resale Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Resale Registration Rights Agreement as of the date first written above.

MADRYN PARTIES:

MADRYN HEALTH PARTNERS, LP

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

[Second Amended and Restated Resale Registration Rights Agreement]